UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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Akers Biosciences, Inc., a New Jersey corporation (the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). The Company filed a definitive proxy statement and a definitive form of proxy card with the SEC on June 5, 2015 in connection with its solicitation of proxies to be used at the 2015 Annual Meeting (the “2015 Annual Meeting Proxy Statement”).

Press Release Issued on June 25, 2015

Attached hereto is a press release issued on June 25, 2015 announcing that the Company convened the 2015 Annual Meeting on June 25, 2015 and adjourned the meeting to allow the Company’s stockholders additional time to vote on the proposals set forth in the 2015 Annual Meeting Proxy Statement. The 2015 Annual Meeting will be reconvened on August 3, 2015, at 11:00 A.M. EST at 50 South 16th Street, 57th Floor, Philadelphia, PA 19102. Only stockholders of record as of the close of business on June 4, 2015, the record date, are entitled to and are being requested to vote.

Additional Information and Where To Find It

Stockholders can obtain copies of the Company’s 2015 Annual Meeting Proxy Statement, any amendments or supplements to the 2015 Annual Meeting Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.akersbiosciences.com, or by writing to the Company’s Investor Relations, attention Chris Schreiber, at Taglich Brothers, Inc., 790 New York Avenue, Suite 209, Huntington, New York 11743, telephone number (917) 445-6207.

Akers Biosciences, Inc. Announces Adjournment of

Annual Meeting to August 3, 2015

THOROFARE, N.J. June 25, 2015 (GLOBE NEWSWIRE) --Akers Biosciences, Inc. (NASDAQ: AKER) (AIM: AKR.L), (the “Company”), a medical device company focused on reducing the cost of healthcare through faster, easier diagnostics, announces that it convened its Annual Meeting of Stockholders earlier today. Pursuant to the Company’s by-laws, 40% of the total voting capital of the Company is required to transact business at the annual meeting. The Company did not establish a sufficient quorum and adjourned the meeting to allow stockholders additional time to vote on the proposals set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on June 5, 2015. The 2015 Annual Meeting will be reconvened at 11 a.m., EDT, on August 3, 2015 at 50 South 16th Street, 57th Floor, Philadelphia, PA 19102.

The Company filed a definitive proxy statement and a definitive form of proxy card with the SEC on June 5, 2015 in connection with its solicitation of proxies to be used at the 2015 Annual Meeting (the “2015 Annual Meeting Proxy Statement”). Stockholders are urged to read the 2015 Annual Meeting Proxy Statement and other relevant documents filed with the SEC in their entirety. The 2015 Annual Meeting Proxy Statement can be obtained free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.akersbiosciences.com.

During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to all the proposals set forth in the 2015 Annual Meeting Proxy Statement. Stockholders who have already voted do not need to recast their votes. Stockholders who have not already voted are encouraged to do so. Proxies previously submitted in respect of the 2015 Annual Meeting will be voted at the reconvened meeting unless properly revoked. Only stockholders of record as of the close of business on June 4, 2015, the record date, are entitled to and are being requested to vote.

About Akers Biosciences, Inc.

Akers Biosciences develops, manufactures, and supplies rapid screening and testing products designed to deliver quicker and more cost-effective healthcare information to healthcare providers and consumers. The Company has advanced the science of diagnostics while responding to major shifts in healthcare through the development of several proprietary platform technologies. The Company’s state-of-the-art rapid diagnostic assays can be performed virtually anywhere in minutes when time is of the essence. The Company has aligned with major healthcare companies and high volume medical product distributors to maximize product offerings, and to be a major worldwide competitor in diagnostics.

Additional information on the Company and its products can be found at www.akersbiosciences.com. Follow us on Twitter @AkersBio.

Cautionary Statement Regarding Forward Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. These statements include but are not limited to statements regarding the intended terms of the offering, closing of the offering and use of any proceeds from the offering. When used herein, the words “anticipate,” “believe,” “estimate,” “upcoming,” “plan,” “target”, “intend” and “expect” and similar expressions, as they relate to Akers Biosciences, Inc., its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.

For more information:

Akers Biosciences, Inc.

Raymond F. Akers, Jr. PhD

Executive Chairman of the Board

Tel. +1 856 848 8698

Taglich Brothers, Inc. (Investor Relations)

Chris Schreiber

Tel. +1 917 445 6207

Email: cs@taglichbrothers.com

finnCap (UK Nominated Adviser and Broker)

Geoff Nash / Scott Mathieson (Corporate Finance)

Steve Norcross (Broking)

Tel. +44 (0)20 7220 0500

Vigo Communications (Public Relations)

Ben Simons / Fiona Henson

Tel. +44 (0)20 7016 9570

Email: akers@vigocomms.com